Investor Meeting

BOSTON - MARCH 6, 2002



Welcome!

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Safe Harbor


LIBERTY

Statements made herein that are forward looking in nature within the meaning of the Private Securities Litigation Reform Act of 1995 are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include, but are not limited to, those related to overall business conditions and market interest rates, particularly in the markets in which the Company operates, fiscal and monetary policy, changes in regulations affecting financial institutions and other risks and uncertainties discussed in the Company's Securities and Exchange Commission filings. The Company disclaims any obligation to publicly announce future events or developments, which may affect the forward-looking statements herein.

Past Year's Highlights

- ***July 16th***: DCOM named one of the most profitable mid-sized banks by U.S. Banker
  - 1- and 3-year category for ROE and EPS growth
- ***July 19th***: DCOM announces 50% Stock Dividend
- ***August 22nd***: DCOM added to S&P Small Cap 600 Index
- ***October 18th***: The Company announces 18% cash dividend increase



Past Year's Highlights (Continued)

- *December 10th*: The Company announces plan to open 19th "in-market" branch office in Brooklyn
- *January 15th*: The Company reports record quarterly earnings of $0.55 per diluted share
- *February 4th*: The Company announces plan to open 20th "in-market" branch office in Queens
- February 27th: DCOM added to Nasdaq Financial 100 Index® effective March 6, 2002



Corporate Financial Goals



- Long Term Asset Growth of 4 – 8%
- Long Term EPS Growth Rate of 10 + %
- Tangible Equity Range of 5½ – 7%
- Maintain Low Overhead Expenses
- Long Term increase in Return on Assets
- Maintain Superior Credit Quality

Stock Ownership of the Company

As of February 28, 2002



8.0%
21.1%
Top 5 Officers
Directors & Top 5 Officers*

*Includes controlling interest in shares held in Unallocated ESOP and BMP.



1996 Stock Option Plan:

- *2.19 million options granted.*
- *1.38 million options currently outstanding and exercisable.*
  - *>1.19 million held by Directors and Top 5 Officers*

Balance Sheet



$ in Millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Assets
Loans
Deposits
June 1999
June 2000
June 2001
Dec. 2001

Underlying Interest Rate Assumptions



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6.86% Multifamily
3.13% 2 YR
2.23% MMA
2.11% 1YR
1.60% FF
Dec 01
Mar 02Est
Jun 02Est
Fed Funds
Money Market
One-year CD
Two-year CD
Multifamily


Fiscal 2002 EPS Guidance
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$ 1.12
$ 1.26
$ 1.50
48%
$ 2.21 - $2.24
1999
2000
2001
2002e


EPS by quarter
$ 0.49
$ 0.55
$ 0.58
$ 0.59 - $0.62
$0.44
$0.42
$0.40
Sep 01
Dec 01
Mar 02e
Jun 02e

Net Interest Margin rising through end of fiscal year….


3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
D 00
M 01
J 01
S 01
D 01
M 02e
J 02e
December 2000 2.75%
December 2001 3.24%
June 2002e 3.63%

Rollover of Short Term Funds



$ in Millions
$ 1,600
$ 1,400
$ 1,200
$ 1,000
$ 800
$ 600
$ 400
$ 200
$ 0
3.02%
4.23%
5.41%
4.23%

	Deposits	Borrowings
Total, 12/31/2001	$ 1,595.4	$ 847.5
Due within 6 months	$ 303.8	$ 184.3

Composition of Deposits



$ in Millions
$ 800
$ 700
$ 600
$ 500
$ 400
$ 300
$ 200
$ 100
$ 0

	Dec 2000	Dec 2001	June 2002e
Certificates	$639.8	$717.5	$735.5
Money Market	$178.9	$423.5	$541.1
Passbook	$357.1	$352.8	$354.7
Demand	$88.9	$101.5	$103.9

Net Interest Margin tracks Deposit Funding Ratio


Deposit Funding %
NIM
Deposit Funding %
Net Interest Margin

Return on Average Assets



ROAA
Return on Average Assets
Net Interest Margin
4.08%
1.33%
2.67%
3.24%

Low Overhead


Core Efficiency Ratio

Loan Demand continues…



$ in Millions
$ 550
$ 500
$ 450
$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ 0
loan originations
$518.2
Fiscal '00
Fiscal '01
Fiscal '02e

….However portfolio growth rate declines…



$ in Millions
$ 550
$ 450
$ 350
$ 250
$ 150
$ 50
($ 50)
loan originations
net loan growth
$518.2
$186.5
Fiscal '00
Fiscal '01
Fiscal '02e

Leading to slower asset growth…



$ in Millions
$ 550
$ 500
$ 450
$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ 0
loan originations
net loan growth
asset growth
$518.2
$186.5
$71.3
Fiscal '00
Fiscal '01
Fiscal '02e

…and higher equity ratios



book equity ratio
tangible equity ratio
9.0 %
8.0 %
7.0 %
6.0 %
5.0 %
June 2000
June 2001
June 2002e

Return on Equity



Return on Equity
Cash Return on T/E
20.00%
15.00%
10.00%
5.00%

	Fiscal 1999	Fiscal 2000	Fiscal 2001	Fiscal 2002e
Return on Equity	10.34%	10.65%	11.67%	15.81%
Cash Return on T/E	19.11%	21.41%	21.87%	23.56%

Loan Portfolio

Property Types as of December 31, 2001


Commercial
8%
Single Family
9%
Multifamily
83%

Loan Portfolio

By Location as of June 30, 2001



New Jersey
8%
Other NYS
3%
Long Island
4%
Manhattan
47%
Outer Boroughs
38%
Below Canal
1%

New York City's Housing Inventory

Predominantly RENTER Occupied

As of December 1999


Owners
32%
Renters
68%

Composition of Rental Units

(1,853,290 total rental units)

Stabilized	52%
Nonregulated "Free" Market	33%
Other (a)	12%
Rent Controlled	3%

(a) Includes: Mitchell Lama, in-rem, HUD regulated, Article 4 and Loft Board Units

Allowance for Loan Losses


$16,482

Nonperforming Assets and NCO's



0.11%
$484
$77
0.07%

Retail Bank



Goal:
Grow Core Customer Base

Retail Bank

- *Total Deposits up 17% in Fiscal 2001*
- *Up 23% Annualized YTD in Fiscal 2002*





$ in Millions
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$500.0
$250.0
$0.0
Jun 99
Jun 00
Jun 01
Dec 01
Total Deposits
Core Deposits

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Retail Bank

"Same-Store" Branch Growth





$ in Thousands
$100,000
$80,000
$60,000
$40,000
$20,000
Average Deposits per Branch
$65,634
$67,730
$79,357
$88,631
Jun 99
Jun 00
Jun 01
Dec 01

Dime Community Bancshares, Inc.
Nasdaq: DCOM

Retail Bank

In-Market Household Growth of 8% in Fiscal 2001
Annualized Growth of 7% YTD in Fiscal 2002



Total Households
70,000
65,000
60,000
55,000
61,000
62,419
67,210
69,410
Jun 99
Jun 00
Jun 01
Dec 01


DIME SAVINGS BANK
HOW WOULD YOU LIKE
TO BANK
WITH US TODAY?
CONNECT WITH US
MORTGAGES

This Year's Goals



- Maintain Deposit Growth
  - *De Novo Branching*
- Internet Banking
- Home Equity Lending
- Small Business Checking



Thank you.

Dime Community Bancshares, Inc.
Nasdaq: DCOM